                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549-1004

                                    FORM 8-K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2003 (March 28, 2003)



                            ARKANSAS BEST CORPORATION

             (Exact name of registrant as specified in its charter)

        Delaware                          0-19969                71-0673405
----------------------------            ------------         -------------------
      (State or other                   (Commission             (IRS Employer
      jurisdiction of                   File Number)         Identification No.)
     incorporation or
       organization)

                             3801 Old Greenwood Road
                           Fort Smith, Arkansas 72903
                                 (479) 785-6000


--------------------------------------------------------------------------------
(Address, including zip code, and telephone number, including area code, of the registrant's principal executive offices)


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ITEM 5. OTHER EVENTS.

On March 28, 2003, the International Brotherhood of Teamsters announced the ratification of its National Master Freight Agreement with the Motor Freight Carriers Association ("MFCA") by its membership. The agreement has a five-year term and is effective April 1, 2003. Approximately 77% of ABF Freight System, Inc. employees are covered by the agreement. Carrier Members of the MFCA ratified the agreement on the same date.

ABF Freight System, Inc. is the largest subsidiary of Arkansas Best Corporation (NASDAQ: ABFS).


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            ARKANSAS BEST CORPORATION

                                         (Registrant)

Date: April 1, 2003                      /s/ David E. Loeffler
      -------------                      -----------------------
                                         David E. Loeffler,
                                         Vice President - Chief Financial
                                         Officer and Treasurer